UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 24, 2007

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 2.02 Results of Operations and Financial Condition.

This amended Form 8-K is being furnished to correct a mathematical error in an exhibit for non-GAAP reconciliations that was furnished on the Form 8-K originally submitted on July 24, 2007, announcing the registrant’s results of operations for the second quarter of 2007. This error does not change the calculation of OIBDA as a percent of Service Revenues. The corrected reconciliation is attached as an exhibit and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(c)	Exhibits

99.2	AT&T Inc. Non-GAAP Wireless Reconciliations.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: July 24, 2007	By: /s/ John J. Stephens John J. Stephens Senior Vice President and Controller